Supplement Dated February 25, 2011

To the

Prospectus Dated May 1, 2010

For the

Farmers® Life Accumulator

Issued through

Farmers Variable Life Separate Account A

Offered by

Farmers New World Life Insurance Company

IMPORTANT NOTICE REGARDING SUBACCOUNT CHANGE

Effective on or about May 1, 2011, the name of the following subaccount will change to reflect changes in the fund in which it invests, as described further in the funds’ prospectus supplement:

Old Name	New Name

DWS Strategic Value VIP	DWS Large Cap Value VIP

The name change will not affect any allocation instructions or portfolio rebalancing, dollar cost averaging, or other automatic program involving the subaccount.

Please Retain This Supplement for Future Reference.

If you have questions, please call the Service Center toll-free at 1-877-376-8008, write the Service Center at P.O. Box 724208, Atlanta, GA 31139, or contact your Farmers Registered Representative.